AQR FUNDS

Supplement dated November 27, 2019 (“Supplement”)

to the Class I Shares and Class N Shares Summary Prospectus

and the Class R6 Shares Summary Prospectus,

each dated May 1, 2019, as amended

(each, a “Summary Prospectus” and together, the “Summary Prospectuses”),

of the AQR Diversified Arbitrage Fund (the “Fund”)

This Supplement updates certain information contained in the Summary Prospectuses. Please review this important information carefully. You may obtain copies of the Fund’s Summary Prospectuses, Prospectuses and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.

Effective January 1, 2020, the section of each Summary Prospectus entitled “Portfolio Managers” is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Ronen Israel, M.A.	January 15, 2009	Principal of the Adviser
Lars N. Nielsen, M.Sc.	January 1, 2020	Principal of the Adviser
Robert F. Bryant	May 1, 2019	Principal of the Sub-Adviser
Mark L. Mitchell, Ph.D.	January 15, 2009	Principal of the Sub-Adviser
Todd C. Pulvino, Ph.D., A.M., M.S.	January 15, 2009	Principal of the Sub-Adviser

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE